NEUBERGER BERMAN EQUITY FUNDS
       NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND
       INSTITUTIONAL CLASS, CLASS A AND CLASS C

SUPPLEMENT TO THE PROSPECTUSES DATED OCTOBER 8, 2008

       Neuberger Berman Management LLC, the investment manager of Neuberger Berman Emerging Markets Equity Fund, a series of Neuberger Berman Equity Funds ("Fund"), and Neuberger Berman, LLC, the Fund's sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("LBHI"), a publicly owned holding company. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

       On September 29, 2008, it was announced that Bain Capital Partners, LLC and Hellman & Friedman LLC have agreed to acquire Neuberger Berman and the fixed income management and certain other parts of Lehman Brothers' Investment Management Division, in a cash transaction with LBHI. The transaction is subject to certain conditions and approvals, including approval by the bankruptcy court having jurisdiction over the LBHI matter.

       In the meantime, Neuberger Berman Management LLC and Neuberger Berman, LLC will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

       If completed, acquisition of the Neuberger Berman entities would constitute an "assignment" of the Fund's Management and Sub-Advisory Agreements and, by law, would automatically terminate those agreements. Accordingly, the Fund's Board of Trustees will consider new investment management and sub-advisory agreements with the Neuberger Berman entities for the Fund. If approved by the Board, including the Trustees who are not "interested persons" of the investment manager and its affiliates or the Fund, the new agreements will require the approval of the Fund's shareholders.

THE DATE OF THIS SUPPLEMENT IS OCTOBER 8, 2008.

                                        NEUBERGER BERMAN
                                        NEUBERGER BERMAN MANAGEMENT LLC
                                        605 Third Avenue  2[nd] Floor
                                        New York, NY  10158-0180
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                                        800.877.9700
                                        INSTITUTIONAL SERVICES
                                        800.366.6264
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